EXHIBIT 10.2

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

Messrs.

Banca Popolare dell’Emilia Romagna S.C.

Via San Carlo n. 8/20

Modena

Bridgeview, 21 July 2014

Dear Sirs,

we have received your proposal to execute a debt assignment agreement, which we copy herein below:

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“DEBTS ASSIGNMENT AGREEMENT

BETWEEN

Banca Popolare dell’Emilia Romagna S.C., with registered office in Modena, Via San Carlo n. 8/20 16, registered with the Register of Enterprises of Modena, Taxpayer’s Code and VAT No. 01153230360, duly represented by Emilio Cremonesi duly empowered (“BPER”):

AND

Manitex International Inc., a company established under the laws of Illinois (USA), with registered office in 9725 Industrial Drive, Bridgeview, Illinois (USA), duly represented by Andrew Rooke, president and chief operating officer authorized by the board of directors with resolution on 10 July 2014 (“Manitex”)

WHEREAS

(A)	Pursuant to a loan agreement entered into on 30 January 2009 between, inter alios, BPER and PM Group S.p.A. (“PM”), BPER has granted and advanced to PM a loan for a maximum amount of Euro 76.500.000,00, secured by a mortgage and three pledges over shares of PM, Pilosio S.p.A. and Oil & Steel S.p.A. (as subsequently amended, even by the Debt Restructuring Agreement (as defined below)) (the “Loan Agreement”).

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(B)	On 10 June 2014 the board of directors of PM resolved to call in the extraordinary shareholders meeting of PM on 30 June 2014 in first call and 30 July 2014 in second call (hereinafter the “PM’s Extraordinary Shareholders’ Meeting”) to resolve on the following actions (hereinafter collectively the “Capital Increases”):

(i)	a capital increase in PM for Euro 10,000,000.00 (ten million/00), with a share premium equal to Euro 7,927,316.00 (seven million nine hundred twenty seven thousand three hundred sixteen/00) and a non-repayable contribution equal to Euro 26,572,684.00 (twenty six million five hundred seventy two thousand six hundred eighty four/00) to cover losses,—conditional upon full subscription thereof (inscindibile)—to be subscribed for by the current shareholders and paid-in in cash and/or by way of set-off of due claims of the shareholders against PM (hereinafter the “Shareholders Capital Increase”); or, alternatively

(ii)	a capital increase in PM for Euro 10,000,000.00 (ten million/00), with a share premium equal to Euro 7,927,316.00 (seven million nine hundred twenty seven thousand three hundred sixteen/00) and a non-repayable contribution equal to 26,572,648.00 (twenty six million five hundred seventy two thousand six hundred eighty four/00) to cover losses—conditional upon full subscription thereof (inscindibile)—to be subscribed for by Manitex and paid–in in cash and/or by way of set-off of due claims of Manitex against PM (hereinafter the “Manitex Capital Increase”).

(C)	On 10 June 2014 the board of directors of O&S (as defined below) resolved to call in the extraordinary shareholders meeting of O&S (as defined below) (hereinafter the “O&S Extraordinary Shareholders’ Meeting”) to resolve on a capital increase, divided into two tranches, one for Euro 1,000,000.00 (one million/00) with share premium of 2,500,996.00 (Two million five hundred thousand nine hundred ninety six/00) – conditional upon full subscription thereof (inscindibile)—and the second one, that can be subscribed also partially, for Euro 600,000.00 (six hundred thousand/00) in any case with a non-repayable contribution equal to 6,197,686.00 (Six million one hundred ninety seven thousand six hundred eighty six/00) to cover losses, to be paid-in in cash or by way of set-off of due claims of PM against O&S (hereinafter the “O&S Capital Increase”).

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(D)	On the date hereof, PM entered into with its banks a debt restructuring agreement (Accordo di Ristrutturazione) pursuant to Article 182-bis of the Italian Bankruptcy Law (as defined below) (the “Debt Restructuring Agreement”). The Debt Restructuring Agreement provides, inter alia, that BPER will assign without recourse to Manitex overdue debts under the Loan Agreement equal to Euro 5,000,000.00 (five million/00) arising from the Loan Agreement (the “BPER Debts”) against the payment of a price equal to Euro 1,500,000.00 (one million five hundred thousand/00).

(E)	On the date hereof, Manitex entered into an investment agreement with the majority shareholder of PM (the “Investment Agreement”) in respect of the subscription by Manitex for the Manitex Capital Increase.

(F)	On the date hereof, PM entered into with Polo Holdings S.à r.l. (“Polo Holdings”, a company 100% held by Columna Holdings Limited) a share purchase agreement (the “Pilosio Transfer Agreement”) in connection with the transfer of 100% of the equity interest in Pilosio (as defined below) and Polo Holdings paid Euro 1,000,000.00 (one million) into an escrow account.

(G)	BPER and Manitex intend hereby to assign the BPER Debts to Manitex on the terms and conditions set out in this Agreement.

Now, therefore, it is agreed as follows.

1.	DEFINITIONS and CONSTRUCTION

Recitals: The recitals of this Agreement are an integral and essential part thereof, with the value and force of covenants between the Parties.

Headings: The headings of the clauses and sub-clauses of this Agreement are for ease of reference only and shall not affect the interpretation of this Agreement.

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

Recitals and Clauses: Any reference in this Agreement to a “Recital” or a “Clause” shall be a reference to a recital or a clause of this Agreement, unless the contrary is indicated.

Laws, Regulations, Contracts and Documents: Any reference in this Agreement to a law, a regulation, a contract or a document shall be a reference to such law, regulation, contract or document as amended from time to time (and including after the date of this Agreement), unless the contrary is expressly indicated or anyway required by the context.

Definitions: In this Agreement, the following capitalised terms shall have the following meanings:

“Affiliate” means—with respect to any person an individual—corporation, partnership, firm, association, unincorporated organization or other entity directly or indirectly controlling, controlled by or under common control with such person.

“Agreement” means this debt assignment and share transfer agreement.

“Capital Increases” has the meaning ascribed thereto in Recital B.

“Civil Code” means the Italian civil code, as approved by the Royal Decree dated 16 March 1942, No. 262, as subsequently amended.

“Debt Restructuring Agreement” has the meaning ascribed thereto in Recital D.

“Effective Date” means the date on which all the conditions precedent set forth in Clause 5 have occurred or have been waived pursuant to Clause 5.2.

“Encumbrance” means any lien, pledge, charge, encumbrance or other security interest (or an agreement or commitment to create any of them), legal proceeding (such as seizure), easement, license, claim, other rights in-rem, including option rights, pre-emption rights, rights of first refusal or veto rights, restriction on title, rights under forward or preliminary sales, transfer or exercise of any other attribute of ownership or other restriction or limitation of any kind whatsoever.

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

“Investment Agreement” has the meaning ascribed thereto in Recital E.

“Italian Bankruptcy Law” or “IBR” means the Italian bankruptcy law set out by Regio Decreto 16 marzo 1942, n. 267 as subsequently amended.

“Manitex Capital Increase” has the meaning ascribed thereto in Recital B.

“O&S” means Oil&Steel s.p.a. with registered office at 22 Via Verdi, San Ceario sul Panaro (MO), a company 100% owned by PM.

“O&S Capital Increase” has the meaning ascribed thereto in Recital C.

“O&S Extraordinary Shareholders’ Meeting” has the meaning ascribed thereto in Recital C.

“Pilosio” means Pilosio S.p.A. with registered office at Via Fermi 45, Tavagnacco (UD).

“Pilosio Transfer Agreement” has the meaning ascribed thereto in Recital F.

“PM’s Extraordinary Shareholders’ Meeting” has the meaning ascribed thereto in Recital B.

“Shareholders Capital Increase” has the meaning ascribed thereto in Recital B.

“Signing Date” means the date on which this Agreement has been subscribed by all the Parties.

“BPER Debts” has the meaning ascribed thereto in Recital D.

2.	ASSIGNMENT

2.1	Subject to the conditions precedent set out in Clause 5 below and to the payment of the price provided for by Clause 2.5, BPER hereby assigns to Manitex, which purchases, with effect as of the Effective Date, the BPER Debts.

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

2.2	Manitex undertakes to communicate to PM, Polo Holdings S.à.r.l. and to the Agent (as defined in the Debt Restructuring Agreement) that the assignment of the BPER Debts has been perfected within the day following to the day on which such assignment has been actually perfected.

2.3	The BPER Debts are assigned as unsecured monetary claims and, for the sake of clarity, all the relevant guaranties (mortgage and pledges) shall not be transferred to Manitex.

2.4	The transfer of the BPER Debts is made pro soluto (without recourse), it being understood that BPER does not give any representation and warranty on the solvency or the performance by PM or of its guarantors for any title of its payment obligations.

2.5	The price of the BPER Debts is agreed in an overall amount of Euro 1,500,000.00 (one million five hundred thousand/00) (the “Price”).

2.6	The Price shall be paid by Manitex to BPER in one installment on the Effective Date.

2.7	Manitex shall have the right to designate a person to become a party to this Agreement provided that such designation is made in compliance with the following provisions:

(a) such designation will be made in writing and sent together with the written acceptance of the person so designated by the Effective Date;

(b) such person will be an Affiliate of Manitex incorporated in Europe or the United Kingdom;

(c) Manitex will be jointly liable with the designated person without any condition of prior enforcement against the designated person (senza beneficio dell’escussione del terzo) for the correct execution of the transactions contemplated in this Agreement and such joint liability will be confirmed in the notice under paragraph (a) above.

3.	REPRESENTATIONS AND WARRANTIES OF BPER

3.1	BPER hereby makes the following representations and warranties to Manitex, each of which shall be true and correct also on the Effective Date:

3.1.1	BPER is a bank duly incorporated, validly existing and in good standing under the laws of Italy;

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

3.1.2	all corporate acts and other proceedings required to be taken by or on behalf of BPER to authorize BPER to enter into and to carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by BPER and constitutes the valid and binding obligation of BPER enforceable against BPER in accordance with its terms;

3.1.3	no application to, or filing with, or consent, authorization or approval of, or license, permit, registration, declaration or exemption by, any governmental or public body or authority is required of BPER under Italian law in connection with the execution and performance of this Agreement;

3.1.4	the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in the breach of, or constitute a default under, the articles of incorporation or the by-laws of BPER or the Loan Agreement;

3.1.5	BPER is the exclusive owner of the BPER Debts that are clear and free from any Encumbrance and BPER has the full right, power and authority to sell, assign, transfer and deliver the BPER Debts in accordance with the terms of this Agreement, also due to the consent, given by the Company and by BPER pursuant to the Debt Restructuring Agreement, to the assignment hereof;

3.1.6	on the Effective Date, the BPER Debts will be freely transferable under the Loan Agreement, also due to the consent, given by the Company and by BPER pursuant to the Debt Restructuring Agreement and to the assignment hereof;

3.1.7	the BPER Debts are valid and existing pursuant to article 1266 of the Civil Code and, pursuant to Paragraph 5.1.2 of the Debt Restructuring Agreement will be due and payable on the Effective Date, including without limitation the BPER Debts which are not yet due and payable on the date hereof;

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

3.1.8	the principal amount of the BPER Debts on the date hereof is and will be on the Effective Date equal to Euro 5,000,000.00 (five million/00);

3.1.9	the Loan Agreement is valid and enforceable and neither the BPER Debts nor the Loan Agreement are subject to any objection, action or claim of whatever nature by PM and/or any dispute, legal proceedings, arbitration or legal action pending, imminent or threatened by PM or any third party;

3.1.10	BPER has correctly, completely and diligently kept and shall correctly, completely and diligently keep until the Effective Date the books, records, data and documents regarding the BPER Debts in compliance with all requirements of applicable Italian laws and regulations;

3.1.11	the transactions described in this Agreement do not violate any applicable Italian laws;

3.1.12	BPER has not incurred any liability for any brokerage, finder’s or similar fees or commissions in connection with the transactions contemplated hereby, the payment of which could be validly claimed from Manitex or any of its Affiliates.

3.2	BPER shall indemnify and hold Manitex harmless in respect of all losses or damages incurred or suffered by Manitex as a result of any representations and warranties not being true and correct and/or the breach by BPER of any covenants and/or obligations contained in this Agreement.

4.	REPRESENTATIONS AND WARRANTIES AND OTHER UNDERTAKINGS REGARDING THE MANITEX SHARES

4.1	Manitex hereby makes the following representations and warranties to BPER, each of which shall be true and correct also on the Effective Date:

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

4.1.1	Manitex is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

4.1.2	all corporate acts and other proceedings required to be taken by or on behalf of Manitex to authorize Manitex to enter into and to carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by Manitex and constitutes the valid and binding obligation of Manitex enforceable against Manitex in accordance with its terms;

4.1.3	no application to, or filing with, or consent, authorization or approval of, or license, permit, registration, declaration or exemption by, any governmental or public body or authority is required of Manitex in connection with the execution and performance of this Agreement;

4.1.4	the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in the breach of, or constitute a default under, the articles of incorporation or the by-laws of Manitex;

4.1.5	Manitex has not incurred any liability for any brokerage, finder’s or similar fees or commissions in connection with the transactions contemplated hereby, the payment of which could be validly claimed from BPER or any of its Affiliates;

4.1.6	Manitex acknowledges that its participation in the transactions contemplated by this Agreement may involve tax consequences and that BPER has not provided to Manitex any tax advice or information related thereto. Manitex acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of the payment of the Price.

4.2	Manitex shall indemnify and hold BPER harmless in respect of all losses or damages incurred or suffered by BPER as a result of any representations and warranties not being true and correct and/or the breach by Manitex of any covenants and/or obligations contained in this Agreement.

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

4.3	Manitex (i) shall use the BPER Debts to pay-in by way of set-off, for an equal amount, the Manitex Capital Increase; and (ii) shall not claim for the payment of the BPER Debts and/or accept payments and/or enforce them any way other than as provided in paragraph (i).

5.	CONDITIONS PRECEDENT

5.1	The assignment shall become effective subject to the occurrence, not later than 31 January 2015, of the following conditions precedent:

5.1.1	the competent court will have confirmed the Debt Restructuring Agreement pursuant to article 182-bis of the IBL (omologazione dell’accordo di ristrutturazione dei debiti);

5.1.2	the board of directors of PM will have confirmed in writing to Manitex that the decision of the court confirming the Debt Restructuring Agreement pursuant to article 182bis of the IBL has not been timely challenged under article 182bis, paragraph 5, of the IBL or, alternatively, that any challenge have been rejected by the competent court;

5.1.3	PM’s Extraordinary Shareholders’ Meeting will have approved the Capital Increases in accordance with the terms and conditions set out in Recital B;

5.1.4	the O&S Extraordinary Shareholders’ Meeting will have approved the O&S Capital Increase in accordance with the terms and conditions set out in Recital C;

5.1.5	the shareholders meeting of PM and O&S will have approved the respective financial statements as at 31 December 2013 with the same contents of the draft financial statements attached hereto as Annexes (A) and (B);

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

5.1.6	PM will have approved the audited consolidated financial statements of PM as at 31 December 2013 and the auditing company of PM will have released a clean opinion thereon except for possible qualifications in respect of PM’s going concern;

5.1.7	the auditing company of PM will have released a clean opinion on the consolidated financial statements of PM (excluding Pilosio and its subsidiaries), including (i) the statements of income, comprehensive income, cash flows and changes in equity for the three years ended respectively on 31 December 2011, 31 December 2012 and 31 December 2013 and (ii) the balance sheets for the two years ended on 31 December 2012 and 31 December 2013 (the “PM Group carve-out year-end consolidated financial statements”) except for possible qualifications in respect of PM’s going concern;

5.1.8	the Shareholders Capital Increase (offered in preemption to the current shareholders of PM) shall not have been subscribed in full within the deadline set by the resolution of the PM’s Extraordinary Shareholders Meeting;

5.1.9	the directors of PM and O&S currently in office will have handed in their resignations to take effect as of the date of execution of the Manitex Capital Increase;

5.1.10	the board of directors of PM and the board of directors of O&S will have convened the respective ordinary shareholders meeting on the date scheduled for the execution of the Manitex Capital Increase for the purpose of electing new directors and statutory auditors (if any) in lieu of those leaving the office;

5.1.11	no order, injunction, judgment or decree issued by any governmental or judicial authority or other legal restraint or prohibition preventing the subscription for the Manitex Capital Increase will be in effect;

5.1.12	none of the following events, changes or circumstances shall have occurred prior to the Effective Date:

a. a disruption in the financial, banking, lending, debt or capital markets or in securities settlement or clearance services in the United States preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

b. suspension or material limitation in trading in securities in general preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

c. a Material Adverse Effect (Effetto Pregiudizievole Significativo) as defined in the Debt Restructuring Agreement, unless cured by the Effective Date;

5.1.13	Manitex and BPER will have entered into an assignment agreement for the transfer from BPER to Manitex of debts towards PM for an amount of Euro 8,750,000.00 (eight million seven hundred fifty thousand/00), against the issuance of 430,000 Manitex shares to BPER;

5.1.14	Manitex and BPER will have entered into (i) an assignment agreement corresponding to this Agreement for the transfer from BPER to Manitex of debts towards PM for an amount of Euro 10,000,000.00 (ten million/00) against the payment of Euro 1,500,000.00 (one million five hundred thousand/00) and (ii) an assignment agreement for the transfer from BPER to Manitex of debts towards PM for an amount of Euro 8,750,000.00 (eight million seven hundred fifty thousand/00), against the issuance of 430,000 Manitex shares to BPER.

5.3	Manitex and BPER may at any time jointly (and not severally) waive in whole or in part and conditionally or unconditionally the conditions set out in article 6.1 by written notice to the other parties.

5.4	If any of the conditions precedent under article 5.1 has not occurred or been waived on or prior to 31 January 2015, this Agreement shall be definitively without effect.

5.5	Without prejudice to the provisions under Clause 5.4, Manitex will become the owner of the BPER Debts when, on the Effective Date, the Price will be paid.

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

6.	CONDITIONS SUBSEQUENT

6.1	This Agreement shall terminate automatically and with retroactive effects pursuant to Article 1353 of the Italian Civil Code in the event that the Manitex Capital Increase has not been fully underwritten and paid in by Manitex by and no later than five days from the Effective Date.

7.	PM ACCEPTANCE

7.1	Manitex, pursuant to Articles 1264 and 1265 of the Italian Civil Code, shall notify the assignment with legal date of the BPER Debts provided for in this Agreement to PM or shall procure that PM accepts with legal date the assignment of the BPER Debts provided for in this Agreement.

8.	TAXES, COSTS AND EXPENSES

8.1	Manitex shall bear all the taxes, costs and expenses incurred in connection with the entering into, execution, or amendment of this Agreement other then advisory fees that shall be borne by each party.

9.	GOVERNING LAW AND JURISDICTION

9.1	This agreement is governed by and shall be construed in accordance with the laws of Italy, without prejudice to any mandatory provision under US law applicable to the issuance of the Manitex Shares.

9.2	The Courts of Milan shall have exclusive jurisdiction in respect of any dispute arising out of this agreement.

10.	ATTACHMENTS

Annex (A)         draft financial statements of PM

Annex (B)         draft financial statements of O&S”

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We execute this letter in sign of acceptance of the debt assignment agreement copied above.

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

Best regards

/s/ Andrew M. Rooke

Manitex International Inc.

Andrew Rooke

[President and COO]

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Messrs.

Manitex International Inc.

9725 Industrial Drive,

Bridgeview, Illinois, USA

Modena (Italy), 21 July 2014

Dear Sirs,

We refer to our previous conversations and we hereby propose you the following:

DEBTS ASSIGNMENT AGREEMENT

BETWEEN

Banca Popolare dell’Emilia Romagna S.C., with registered office in Modena, Via San Carlo n. 8/20 16, registered with the Register of Enterprises of Modena, Taxpayer’s Code and VAT No. 01153230360, duly represented by Emilio Cremonesi duly empowered (“BPER”):

AND

Manitex International Inc., a company established under the laws of Illinois (USA), with registered office in 9725 Industrial Drive, Bridgeview, Illinois (USA), duly represented by Andrew Rooke, president and chief operating officer authorized by the board of directors with resolution on 10 July 2014 (“Manitex”)

WHEREAS

(A)	Pursuant to a loan agreement entered into on 30 January 2009 between, inter alios, BPER and PM Group S.p.A. (“PM”), BPER has granted and advanced to PM a loan for a maximum amount of Euro 76.500.000,00, secured by a mortgage and three pledges over shares of PM, Pilosio S.p.A. and Oil & Steel S.p.A. (as subsequently amended, even by the Debt Restructuring Agreement (as defined below)) (the “Loan Agreement”).

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(B)	On 10 June 2014 the board of directors of PM resolved to call in the extraordinary shareholders meeting of PM on 30 June 2014 in first call and 30 July 2014 in second call (hereinafter the “PM’s Extraordinary Shareholders’ Meeting”) to resolve on the following actions (hereinafter collectively the “Capital Increases”):

(i)	a capital increase in PM for Euro 10,000,000.00 (ten million/00), with a share premium equal to Euro 7,927,316.00 (seven million nine hundred twenty seven thousand three hundred sixteen/00) and a non-repayable contribution equal to Euro 26,572,684.00 (twenty six million five hundred seventy two thousand six hundred eighty four/00) to cover losses,—conditional upon full subscription thereof (inscindibile)—to be subscribed for by the current shareholders and paid-in in cash and/or by way of set-off of due claims of the shareholders against PM (hereinafter the “Shareholders Capital Increase”); or, alternatively

(ii)	a capital increase in PM for Euro 10,000,000.00 (ten million /00), with a share premium equal to Euro 7,927,316.00 (seven million nine hundred twenty seven thousand three hundred sixteen/00) and a non-repayable contribution equal to 26,572,648.00 (twenty six million five hundred seventy two thousand six hundred eighty four/00) to cover losses—conditional upon full subscription thereof (inscindibile)—to be subscribed for by Manitex and paid–in in cash and/or by way of set-off of due claims of Manitex against PM (hereinafter the “Manitex Capital Increase”).

(C)	On 10 June 2014 the board of directors of O&S (as defined below) resolved to call in the extraordinary shareholders meeting of O&S (as defined below) (hereinafter the “O&S Extraordinary Shareholders’ Meeting”) to resolve on a capital increase, divided into two tranches, one for Euro 1,000,000.00 (one million/00) with share premium of 2,500,996.00 (Two million five hundred thousand nine hundred ninety six/00) – conditional upon full subscription thereof (inscindibile)—and the second one, that can be subscribed also partially, for Euro 600,000.00 (six hundred thousand/00) in any case with a non-repayable contribution equal to 6,197,686.00 (Six million one hundred ninety seven thousand six hundred eighty six/00) to cover losses, to be paid-in in cash or by way of set-off of due claims of PM against O&S (hereinafter the “O&S Capital Increase”).

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(D)	On the date hereof, PM entered into with its banks a debt restructuring agreement (Accordo di Ristrutturazione) pursuant to Article 182-bis of the Italian Bankruptcy Law (as defined below) (the “Debt Restructuring Agreement”). The Debt Restructuring Agreement provides, inter alia, that BPER will assign without recourse to Manitex overdue debts under the Loan Agreement equal to Euro 5,000,000.00 (five million/00) arising from the Loan Agreement (the “BPER Debts”) against the payment of a price equal to Euro 1,500,000.00 (one million five hundred thousand/00).

(E)	On the date hereof, Manitex entered into an investment agreement with the majority shareholder of PM (the “Investment Agreement”) in respect of the subscription by Manitex for the Manitex Capital Increase.

(F)	On the date hereof, PM entered into with Polo Holdings S.à r.l. (“Polo Holdings”, a company 100% held by Columna Holdings Limited) a share purchase agreement (the “Pilosio Transfer Agreement”) in connection with the transfer of 100% of the equity interest in Pilosio (as defined below) and Polo Holdings paid Euro 1,000,000.00 (one million) into an escrow account.

(G)	BPER and Manitex intend hereby to assign the BPER Debts to Manitex on the terms and conditions set out in this Agreement.

Now, therefore, it is agreed as follows.

1.	DEFINITIONS and CONSTRUCTION

Recitals: The recitals of this Agreement are an integral and essential part thereof, with the value and force of covenants between the Parties.

Headings: The headings of the clauses and sub-clauses of this Agreement are for ease of reference only and shall not affect the interpretation of this Agreement.

Recitals and Clauses: Any reference in this Agreement to a “Recital” or a “Clause” shall be a reference to a recital or a clause of this Agreement, unless the contrary is indicated.

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Laws, Regulations, Contracts and Documents: Any reference in this Agreement to a law, a regulation, a contract or a document shall be a reference to such law, regulation, contract or document as amended from time to time (and including after the date of this Agreement), unless the contrary is expressly indicated or anyway required by the context.

Definitions: In this Agreement, the following capitalised terms shall have the following meanings:

“Affiliate” means—with respect to any person an individual—corporation, partnership, firm, association, unincorporated organization or other entity directly or indirectly controlling, controlled by or under common control with such person.

“Agreement” means this debt assignment and share transfer agreement.

“Capital Increases” has the meaning ascribed thereto in Recital B.

“Civil Code” means the Italian civil code, as approved by the Royal Decree dated 16 March 1942, No. 262, as subsequently amended.

“Debt Restructuring Agreement” has the meaning ascribed thereto in Recital D.

“Effective Date” means the date on which all the conditions precedent set forth in Clause 5 have occurred or have been waived pursuant to Clause 5.2.

“Encumbrance” means any lien, pledge, charge, encumbrance or other security interest (or an agreement or commitment to create any of them), legal proceeding (such as seizure), easement, license, claim, other rights in-rem, including option rights, pre-emption rights, rights of first refusal or veto rights, restriction on title, rights under forward or preliminary sales, transfer or exercise of any other attribute of ownership or other restriction or limitation of any kind whatsoever.

“Investment Agreement” has the meaning ascribed thereto in Recital E.

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“Italian Bankruptcy Law” or “IBR” means the Italian bankruptcy law set out by Regio Decreto 16 marzo 1942, n. 267 as subsequently amended.

“Manitex Capital Increase” has the meaning ascribed thereto in Recital B.

“O&S” means Oil&Steel s.p.a. with registered office at 22 Via Verdi, San Ceario sul Panaro (MO), a company 100% owned by PM.

“O&S Capital Increase” has the meaning ascribed thereto in Recital C.

“O&S Extraordinary Shareholders’ Meeting” has the meaning ascribed thereto in Recital C.

“Pilosio” means Pilosio S.p.A. with registered office at Via Fermi 45, Tavagnacco (UD).

“Pilosio Transfer Agreement” has the meaning ascribed thereto in Recital F.

“PM’s Extraordinary Shareholders’ Meeting” has the meaning ascribed thereto in Recital B.

“Shareholders Capital Increase” has the meaning ascribed thereto in Recital B.

“Signing Date” means the date on which this Agreement has been subscribed by all the Parties.

“BPER Debts” has the meaning ascribed thereto in Recital D.

2.	ASSIGNMENT

2.1	Subject to the conditions precedent set out in Clause 5 below and to the payment of the price provided for by Clause 2.5, BPER hereby assigns to Manitex, which purchases, with effect as of the Effective Date, the BPER Debts.

2.2	Manitex undertakes to communicate to PM, Polo Holdings S.à.r.l. and to the Agent (as defined in the Debt Restructuring Agreement) that the assignment of the BPER Debts has been perfected within the day following to the day on which such assignment has been actually perfected.

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2.3	The BPER Debts are assigned as unsecured monetary claims and, for the sake of clarity, all the relevant guaranties (mortgage and pledges) shall not be transferred to Manitex.

2.4	The transfer of the BPER Debts is made pro soluto (without recourse), it being understood that BPER does not give any representation and warranty on the solvency or the performance by PM or of its guarantors for any title of its payment obligations.

2.5	The price of the BPER Debts is agreed in an overall amount of Euro 1,500,000.00 (one million five hundred thousand/00) (the “Price”).

2.6	The Price shall be paid by Manitex to BPER in one installment on the Effective Date.

2.7	Manitex shall have the right to designate a person to become a party to this Agreement provided that such designation is made in compliance with the following provisions:

(a) such designation will be made in writing and sent together with the written acceptance of the person so designated by the Effective Date;

(b) such person will be an Affiliate of Manitex incorporated in Europe or the United Kingdom;

(c) Manitex will be jointly liable with the designated person without any condition of prior enforcement against the designated person (senza beneficio dell’escussione del terzo) for the correct execution of the transactions contemplated in this Agreement and such joint liability will be confirmed in the notice under paragraph (a) above.

3.	REPRESENTATIONS AND WARRANTIES OF BPER

3.1	BPER hereby makes the following representations and warranties to Manitex, each of which shall be true and correct also on the Effective Date:

3.1.1	BPER is a bank duly incorporated, validly existing and in good standing under the laws of Italy;

3.1.2	all corporate acts and other proceedings required to be taken by or on behalf of BPER to authorize BPER to enter into and to carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by BPER and constitutes the valid and binding obligation of BPER enforceable against BPER in accordance with its terms;

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3.1.3	no application to, or filing with, or consent, authorization or approval of, or license, permit, registration, declaration or exemption by, any governmental or public body or authority is required of BPER under Italian law in connection with the execution and performance of this Agreement;

3.1.4	the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in the breach of, or constitute a default under, the articles of incorporation or the by-laws of BPER or the Loan Agreement;

3.1.5	BPER is the exclusive owner of the BPER Debts that are clear and free from any Encumbrance and BPER has the full right, power and authority to sell, assign, transfer and deliver the BPER Debts in accordance with the terms of this Agreement, also due to the consent, given by the Company and by BPER pursuant to the Debt Restructuring Agreement, to the assignment hereof;

3.1.6	on the Effective Date, the BPER Debts will be freely transferable under the Loan Agreement, also due to the consent, given by the Company and by BPER pursuant to the Debt Restructuring Agreement and to the assignment hereof;

3.1.7	the BPER Debts are valid and existing pursuant to article 1266 of the Civil Code and, pursuant to Paragraph 5.1.2 of the Debt Restructuring Agreement will be due and payable on the Effective Date, including without limitation the BPER Debts which are not yet due and payable on the date hereof;

3.1.8	the principal amount of the BPER Debts on the date hereof is and will be on the Effective Date equal to Euro 5,000,000.00 (five million/00);

3.1.9	the Loan Agreement is valid and enforceable and neither the BPER Debts nor the Loan Agreement are subject to any objection, action or claim of whatever nature by PM and/or any dispute, legal proceedings, arbitration or legal action pending, imminent or threatened by PM or any third party;

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3.1.10	BPER has correctly, completely and diligently kept and shall correctly, completely and diligently keep until the Effective Date the books, records, data and documents regarding the BPER Debts in compliance with all requirements of applicable Italian laws and regulations;

3.1.11	the transactions described in this Agreement do not violate any applicable Italian laws;

3.1.12	BPER has not incurred any liability for any brokerage, finder’s or similar fees or commissions in connection with the transactions contemplated hereby, the payment of which could be validly claimed from Manitex or any of its Affiliates.

3.2	BPER shall indemnify and hold Manitex harmless in respect of all losses or damages incurred or suffered by Manitex as a result of any representations and warranties not being true and correct and/or the breach by BPER of any covenants and/or obligations contained in this Agreement.

4.	REPRESENTATIONS AND WARRANTIES AND OTHER UNDERTAKINGS REGARDING THE MANITEX SHARES

4.1	Manitex hereby makes the following representations and warranties to BPER, each of which shall be true and correct also on the Effective Date:

4.1.1	Manitex is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

4.1.2	all corporate acts and other proceedings required to be taken by or on behalf of Manitex to authorize Manitex to enter into and to carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by Manitex and constitutes the valid and binding obligation of Manitex enforceable against Manitex in accordance with its terms;

8

4.1.3	no application to, or filing with, or consent, authorization or approval of, or license, permit, registration, declaration or exemption by, any governmental or public body or authority is required of Manitex in connection with the execution and performance of this Agreement;

4.1.4	the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in the breach of, or constitute a default under, the articles of incorporation or the by-laws of Manitex;

4.1.5	Manitex has not incurred any liability for any brokerage, finder’s or similar fees or commissions in connection with the transactions contemplated hereby, the payment of which could be validly claimed from BPER or any of its Affiliates;

4.1.6	Manitex acknowledges that its participation in the transactions contemplated by this Agreement may involve tax consequences and that BPER has not provided to Manitex any tax advice or information related thereto. Manitex acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of the payment of the Price.

4.2	Manitex shall indemnify and hold BPER harmless in respect of all losses or damages incurred or suffered by BPER as a result of any representations and warranties not being true and correct and/or the breach by Manitex of any covenants and/or obligations contained in this Agreement.

4.3	Manitex (i) shall use the BPER Debts to pay-in by way of set-off, for an equal amount, the Manitex Capital Increase; and (ii) shall not claim for the payment of the BPER Debts and/or accept payments and/or enforce them any way other than as provided in paragraph (i).

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5.	CONDITIONS PRECEDENT

5.1	The assignment shall become effective subject to the occurrence, not later than 31 January 2015, of the following conditions precedent:

5.1.1	the competent court will have confirmed the Debt Restructuring Agreement pursuant to article 182-bis of the IBL (omologazione dell’accordo di ristrutturazione dei debiti);

5.1.2	the board of directors of PM will have confirmed in writing to Manitex that the decision of the court confirming the Debt Restructuring Agreement pursuant to article 182bis of the IBL has not been timely challenged under article 182bis, paragraph 5, of the IBL or, alternatively, that any challenge have been rejected by the competent court;

5.1.3	PM’s Extraordinary Shareholders’ Meeting will have approved the Capital Increases in accordance with the terms and conditions set out in Recital B;

5.1.4	the O&S Extraordinary Shareholders’ Meeting will have approved the O&S Capital Increase in accordance with the terms and conditions set out in Recital C;

5.1.5	the shareholders meeting of PM and O&S will have approved the respective financial statements as at 31 December 2013 with the same contents of the draft financial statements attached hereto as Annexes (A) and (B);

5.1.6	PM will have approved the audited consolidated financial statements of PM as at 31 December 2013 and the auditing company of PM will have released a clean opinion thereon except for possible qualifications in respect of PM’s going concern;

5.1.7	the auditing company of PM will have released a clean opinion on the consolidated financial statements of PM (excluding Pilosio and its subsidiaries), including (i) the statements of income, comprehensive income, cash flows and changes in equity for the three years ended respectively on 31 December 2011, 31 December 2012 and 31 December 2013 and (ii) the balance sheets for the two years ended on 31 December 2012 and 31 December 2013 (the “PM Group carve-out year-end consolidated financial statements”) except for possible qualifications in respect of PM’s going concern;

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5.1.8	the Shareholders Capital Increase (offered in preemption to the current shareholders of PM) shall not have been subscribed in full within the deadline set by the resolution of the PM’s Extraordinary Shareholders Meeting;

5.1.9	the directors of PM and O&S currently in office will have handed in their resignations to take effect as of the date of execution of the Manitex Capital Increase;

5.1.10	the board of directors of PM and the board of directors of O&S will have convened the respective ordinary shareholders meeting on the date scheduled for the execution of the Manitex Capital Increase for the purpose of electing new directors and statutory auditors (if any) in lieu of those leaving the office;

5.1.11	no order, injunction, judgment or decree issued by any governmental or judicial authority or other legal restraint or prohibition preventing the subscription for the Manitex Capital Increase will be in effect;

5.1.12	none of the following events, changes or circumstances shall have occurred prior to the Effective Date:

a. a disruption in the financial, banking, lending, debt or capital markets or in securities settlement or clearance services in the United States preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

b. suspension or material limitation in trading in securities in general preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

c. a Material Adverse Effect (Effetto Pregiudizievole Significativo) as defined in the Debt Restructuring Agreement, unless cured by the Effective Date;

5.1.13	Manitex and BPER will have entered into an assignment agreement for the transfer from BPER to Manitex of debts towards PM for an amount of Euro 8,750,000.00 (eight million seven hundred fifty thousand/00), against the issuance of 430,000 Manitex shares to BPER;

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5.1.14	Manitex and UC will have entered into (i) an assignment agreement corresponding to this Agreement for the transfer from UC to Manitex of debts towards PM for an amount of Euro 10,000,000.00 (ten million/00) against the payment of Euro 1,500,000.00 (one million five hundred thousand/00) and (ii) an assignment agreement for the transfer from BPER to Manitex of debts towards PM for an amount of Euro 8,750,000.00 (eight million seven hundred fifty thousand/00), against the issuance of 430,000 Manitex shares to BPER.

5.3	Manitex and BPER may at any time jointly (and not severally) waive in whole or in part and conditionally or unconditionally the conditions set out in article 6.1 by written notice to the other parties.

5.4	If any of the conditions precedent under article 5.1 has not occurred or been waived on or prior to 31 January 2015, this Agreement shall be definitively without effect.

5.5	Without prejudice to the provisions under Clause 5.4, Manitex will become the owner of the BPER Debts when, on the Effective Date, the Price will be paid.

6.	CONDITIONS SUBSEQUENT

6.1	This Agreement shall terminate automatically and with retroactive effects pursuant to Article 1353 of the Italian Civil Code in the event that the Manitex Capital Increase has not been fully underwritten and paid in by Manitex by and no later than five days from the Effective Date.

7.	PM ACCEPTANCE

7.1	Manitex, pursuant to Articles 1264 and 1265 of the Italian Civil Code, shall notify the assignment with legal date of the BPER Debts provided for in this Agreement to PM or shall procure that PM accepts with legal date the assignment of the BPER Debts provided for in this Agreement.

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8.	TAXES, COSTS AND EXPENSES

8.1	Manitex shall bear all the taxes, costs and expenses incurred in connection with the entering into, execution, or amendment of this Agreement other then advisory fees that shall be borne by each party.

9.	GOVERNING LAW AND JURISDICTION

9.1	This agreement is governed by and shall be construed in accordance with the laws of Italy, without prejudice to any mandatory provision under US law applicable to the issuance of the Manitex Shares.

9.2	The Courts of Milan shall have exclusive jurisdiction in respect of any dispute arising out of this agreement.

10.	ATTACHMENTS

Annex (A)        draft financial statements of PM

Annex (B)        draft financial statements of O&S

# # #

If you agree with this proposal, please return to us this letter duly signed by way of acceptance thereof.

Kind regards,

/s/ Emilio Cremonesi

Banca Popolare dell’Emilia Romagna S.C.

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Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

Messrs.

Banca Popolare dell’Emilia Romagna S.C.

Via San Carlo n. 8/20

Modena

Bridgeview, 21 July 2014

Dear Sirs,

we have received your proposal to execute a debt assignment agreement against shares, which we copy herein below:

- - - o 0 o - - -

“TRANSFER AGREEMENT OF BPER DEBTS AGAINST MANITEX SHARES

BETWEEN

Banca Popolare dell’Emilia Romagna S.C., with registered office in Modena, Via San Carlo n. 8/20 16, registered with the Register of Enterprises of Modena, Taxpayer’s Code and VAT No. 01153230360, duly represented by Emilio Cremonesi duly empowered (“BPER”);

AND

Manitex International Inc., a company established under the laws of Illinois (USA), with registered office in 9725 Industrial Drive, Bridgeview, Illinois (USA), duly represented by Andrew Rooke, president and chief operating officer authorized by the board of directors with resolution on 10 July 2014 (“Manitex”);

WHEREAS

(A)	Pursuant to a loan agreement entered into on 30 January 2009 between, inter alios, BPER and PM Group S.p.A. (“PM”), BPER has granted and advanced to PM a loan for a maximum amount of Euro 76.500.000,00, secured by a mortgage and three pledges over shares of PM, Pilosio S.p.A. and Oil & Steel S.p.A. (as subsequently amended, even by the Debt Restructuring Agreement (as defined below)) (the “Loan Agreement”).

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(B)	On 10 June 2014 the board of directors of PM resolved to call in the extraordinary shareholders meeting of PM on 30 June 2014 in first call and 30 July 2014 in second call (hereinafter the “PM’s Extraordinary Shareholders’ Meeting”) to resolve on the following actions (hereinafter collectively the “Capital Increases”):

(i)	a capital increase in PM for Euro 10,000,000.00 (ten million/00), with a share premium equal to Euro 7,927,316.00 (seven million nine hundred twenty seven thousand three hundred sixteen/00) and a non-repayable contribution equal to Euro 26,572,684.00 (twenty six million five hundred seventy two thousand six hundred eighty four/00) to cover losses,—conditional upon full subscription thereof (inscindibile)—to be subscribed for by the current shareholders and paid - in in cash and/or by way of set-off of due claims of the shareholders against PM (hereinafter the “Shareholders Capital Increase”); or, alternatively

(ii)	a capital increase in PM for Euro 10,000,000.00 (ten million/00), with a share premium equal to Euro 7,927,316.00 (seven million nine hundred twenty seven thousand three hundred sixteen/00) and a non-repayable contribution equal to 26,572,648.00 (twenty six million five hundred seventy two thousand six hundred eighty four/00) to cover losses—conditional upon full subscription thereof (inscindibile)—to be subscribed for by Manitex and paid-in in cash and/or by way of set-off of due claims of Manitex against PM (hereinafter the “Manitex Capital Increase”).

(C)	On 10 June 2014 the board of directors of O&S (as defined below) resolved to call in the extraordinary shareholders meeting of O&S (as defined below) (hereinafter the “O&S Extraordinary Shareholders’ Meeting”) to resolve on a capital increase, divided into two tranches, one for Euro 1,000,000.00 (one million/00) with share premium of 2,500,996.00 (Two million five hundred thousand nine hundred ninety six/00) – conditional upon full subscription thereof (inscindibile)—and the second one, that can be subscribed also partially, for Euro 600,000.00 (six hundred thousand/00) in any case with a non-repayable contribution equal to 6,197,686.00 (Six million one hundred ninety seven thousand six hundred eighty six/00) to cover losses, to be paid-in in cash or by way of set-off of due claims of PM against O&S (hereinafter the “O&S Capital Increase”).

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(D)	On the date hereof, PM entered into with its banks a debt restructuring agreement (Accordo di Ristrutturazione) pursuant to Article 182-bis of the Italian Bankruptcy Law (as defined below) (the “Debt Restructuring Agreement”). The Debt Restructuring Agreement provides, inter alia, that BPER will assign without recourse to Manitex overdue debts under the Loan Agreement equal to Euro 8,750,000.00 (eight million seven hundred fifty thousand/00) arising from the Loan Agreement (the “BPER Debts”) against the issuance by Manitex to BPER of the Manitex Shares (as defined below).

(E)	On the date hereof, Manitex entered into an investment agreement with the majority shareholder of PM (the “Investment Agreement”) in respect of the subscription by Manitex for the Manitex Capital Increase.

(F)	On the date hereof, PM entered into with Polo Holdings S.à r.l. (“Polo Holdings”, a company 100% held by Columna Holdings Limited) a share purchase agreement (the “Pilosio Transfer Agreement”) in connection with the transfer of 100% of the equity interest in Pilosio (as defined below) and Polo Holdings paid Euro 1,000,000.00 (one million) into an escrow account.

(G)	BPER and Manitex intend hereby: (i) for BPER to assign the BPER Debts to Manitex; and (ii) for Manitex to issue the Manitex Shares (as defined below) to BPER, in each case, on the terms and conditions set out in this Agreement.

Now, therefore, it’s agreed as follows:

1.	DEFINITIONS and CONSTRUCTION

Recitals: The recitals of this Agreement are an integral and essential part thereof, with the value and force of covenants between the Parties.

Headings: The headings of the clauses and sub-clauses of this Agreement are for ease of reference only and shall not affect the interpretation of this Agreement.

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

Recitals and Clauses: Any reference in this Agreement to a “Recital” or a “Clause” shall be a reference to a recital or a clause of this Agreement, unless the contrary is indicated.

Laws, Regulations, Contracts and Documents: Any reference in this Agreement to a law, a regulation, a contract or a document shall be a reference to such law, regulation, contract or document as amended from time to time (and including after the date of this Agreement), unless the contrary is expressly indicated or anyway required by the context.

Definitions: In this Agreement, the following capitalised terms shall have the following meanings:

“Affiliate” means—with respect to any person an individual—corporation, partnership, firm, association, unincorporated organization or other entity directly or indirectly controlling, controlled by or under common control with such person.

“Agreement” means this debt assignment and share transfer agreement.

“Capital Increases” has the meaning ascribed thereto in Recital B.

“Civil Code” means the Italian civil code, as approved by the Royal Decree dated 16 March 1942, No. 262, as subsequently amended.

“Debt Restructuring Agreement” has the meaning ascribed thereto in Recital D.

“Effective Date” means the date on which all the conditions precedent set forth in Clause 6 have occurred or have been waived pursuant to Clause 6.2.

“Encumbrance” means any lien, pledge, charge, encumbrance or other security interest (or an agreement or commitment to create any of them), legal proceeding (such as seizure), easement, license, claim, other rights in-rem, including option rights, pre-emption rights, rights of first refusal or veto rights, restriction on title, rights under forward or preliminary sales, transfer or exercise of any other attribute of ownership or other restriction or limitation of any kind whatsoever.

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

“Investment Agreement” has the meaning ascribed thereto in Recital E.

“Italian Bankruptcy Law” or “IBR” means the Italian bankruptcy law set out by Regio Decreto 16 marzo 1942, n. 267 as subsequently amended.

“Manitex Capital Increase” has the meaning ascribed thereto in Recital B.

“Manitex Shares” means (i) n. 430,000 ordinary shares of common stock of Manitex, representing, at the date hereof, about 3% of Manitex outstanding share capital or (ii) in the event that a Reorganization occurs between the Signing Date and the Effective Date, the shares of Manitex (or any successor thereof) that are, equivalent to the stock exchange value of the Manitex Shares on the Signing Date.

“O&S” means Oil & Steel s.p.a. with registered office at 22 Via Verdi, San Ceario sul Panaro (MO), a company 100% owned by PM.

“O&S Capital Increase” has the meaning ascribed thereto in Recital C.

“O&S Extraordinary Shareholders’ Meeting” has the meaning ascribed thereto in Recital C.

“Pilosio” means Pilosio S.p.A. with registered office at Via Fermi 45, Tavagnacco (UD).

“Pilosio Transfer Agreement” has the meaning ascribed thereto in Recital F.

“PM’s Extraordinary Shareholders’ Meeting” has the meaning ascribed thereto in Recital B.

“Reorganization” means any non-ordinary course change, modification, replacement or transformation (including, without limitation, by effect of a merger, a de-merger, a transformation, a spin-off, a capital decrease (voluntary

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

or compulsory), winding up or a capital increase of Manitex, a cancellation, splitting, regrouping, or replacement of the Manitex Shares with new shares or quotas) of (i) the Manitex Shares; (ii) of rights relating to the Manitex Shares; and/or (iii) of Manitex. The changes, modifications, replacements or transformations under points (i), (ii) and (iii) above may be cumulative and/or repetitive and/or associated.

“Shareholders Capital Increase” has the meaning ascribed thereto in Recital B.

“Signing Date” means the date on which this Agreement has been subscribed by all the Parties.

“BPER Debts” has the meaning ascribed thereto in Recital D.

2.	ASSIGNMENT

2.1	Subject to the conditions precedent set out in Clause 6 below and to the completion of the issuance and delivery of the Manitex Shares by Manitex to BPER pursuant to Clause 4, BPER hereby assigns to Manitex, which purchases, with effect as of the Effective Date, the BPER Debts.

2.2	Manitex undertakes to communicate to PM, Polo Holdings S.à.r.l. and to the Agent (as defined in the Debt Restructuring Agreement) that the assignment of the BPER Debts has been perfected within the day following to the day on which such assignment has been actually perfected.

2.3	The BPER Debts are assigned as unsecured monetary claims and, for the sake of clarity, all the relevant guaranties (mortgage and pledges) shall not be transferred to Manitex.

2.4	The transfer of the BPER Debts is made pro soluto (without recourse), it being understood that BPER does not give any representation and warranty on the solvency or the performance by PM or of its guarantors for any title of its payment obligations.

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

2.5	Manitex shall have the right to designate a person to become a party to this Agreement provided that such designation is made in compliance with the following provisions:

(a) such designation will be made in writing and sent together with the written acceptance of the person so designated by the Effective Date;

(b) such person will be an Affiliate of Manitex incorporated in Europe or the United Kingdom;

(c) Manitex will be jointly liable with the designated person without any condition of prior enforcement against the designated person (senza beneficio dell’escussione del terzo) for the correct execution of the transactions contemplated in this Agreement and such joint liability will be confirmed in the notice under paragraph (a) above.

3.	REPRESENTATIONS AND WARRANTIES OF BPER

3.1	BPER hereby makes the following representations and warranties to Manitex, each of which shall be true and correct also on the Effective Date:

3.1.1	BPER is a bank duly incorporated, validly existing and in good standing under the laws of Italy;

3.1.2	all corporate acts and other proceedings required to be taken by or on behalf of BPER to authorize BPER to enter into and to carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by BPER and constitutes the valid and binding obligation of BPER enforceable against BPER in accordance with its terms;

3.1.3	no application to, or filing with, or consent, authorization or approval of, or license, permit, registration, declaration or exemption by, any governmental or public body or authority is required of BPER under Italian law in connection with the execution and performance of this Agreement;

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

3.1.4	the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in the breach of, or constitute a default under, the articles of incorporation or the by-laws of BPER or the Loan Agreement;

3.1.5	BPER is the exclusive owner of the BPER Debts that are clear and free from any Encumbrance and BPER has the full right, power and authority to sell, assign, transfer and deliver the BPER Debts in accordance with the terms of this Agreement, also due to the consent, given by the Company and by BPER pursuant to the Debt Restructuring Agreement, to the assignment hereof;

3.1.6	on the Effective Date, the BPER Debts will be freely transferable under the Loan Agreement, also due to the consent, given by the Company and by BPER pursuant to the Debt Restructuring Agreement and to the assignment hereof;

3.1.7	the BPER Debts are valid and existing pursuant to article 1266 of the Civil Code and, pursuant to Paragraph 5.1.2 of the Debt Restructuring Agreement will be due and payable on the Effective Date, including without limitation the BPER Debts which are not yet due and payable on the date hereof;

3.1.8	the principal amount of the BPER Debts on the date hereof is and will be on the Effective Date equal to Euro 8,750,000.00 (eight million seven hundred fifty thousand/00);

3.1.9	the Loan Agreement is valid and enforceable and neither the BPER Debts nor the Loan Agreement are subject to any objection, action or claim of whatever nature by PM and/or any dispute, legal proceedings, arbitration or legal action pending, imminent or threatened by PM or any third party;

3.1.10	BPER has correctly, completely and diligently kept and shall correctly, completely and diligently keep until the Effective Date the books, records, data and documents regarding the BPER Debts in compliance with all requirements of applicable Italian laws and regulations;

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

3.1.11	the transactions described in this Agreement, including BPER’s payment for, and BPER’s continued beneficial ownership of, the Manitex Shares will not violate any applicable Italian laws;

3.1.12	BPER has not incurred any liability for any brokerage, finder’s or similar fees or commissions in connection with the transactions contemplated hereby, the payment of which could be validly claimed from Manitex or any of its Affiliates;

3.1.13	BPER acknowledges that its participation in the transactions contemplated by this Agreement, including the issuance of the Manitex Shares by Manitex to BPER in accordance with the terms hereof, may involve tax consequences and that Manitex has not provided to BPER any tax advice or information related thereto. BPER acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Manitex Shares.

3.2	BPER shall indemnify and hold Manitex harmless in respect of all losses or damages incurred or suffered by Manitex as a result of any representations and warranties not being true and correct and/or the breach by BPER of any covenants and/or obligations contained in this Agreement.

4.	MANITEX SHARES ISSUANCE

4.1	Subject to the terms and conditions hereof, on the Effective Date, Manitex shall (i) issue Manitex Shares to BPER and shall duly and validly deliver to BPER the relevant share certificates in a manner legally sufficient to transfer to BPER full title to the Manitex Shares, free and clear of any Encumbrances; and (ii) execute and deliver, or cause to be executed and delivered, such transfer or other instruments or documents as may be necessary, under applicable law, to transfer to BPER full title to the Manitex Shares, free and clear of any Encumbrances and to otherwise properly effect the purposes of this Agreement; (iii) deliver a declaration from a US lawyer with a translation in Italian attached thereto in the form as per Annex (A); (iv) deliver the declaration of the secretary of Manitex confirming the occurrence of the correct issuance and registration of the Manitex Shares to BPER in the form as per Annex (B).

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

5.	REPRESENTATIONS AND WARRANTIES AND OTHER UNDERTAKINGS REGARDING THE MANITEX SHARES

5.1	Manitex hereby makes the following representations and warranties to BPER, each of which shall be true and correct also on the Effective Date:

5.1.1	Manitex is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

5.1.2	all corporate acts and other proceedings required to be taken by or on behalf of Manitex to authorize Manitex to enter into and to carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by Manitex and constitutes the valid and binding obligation of Manitex enforceable against Manitex in accordance with its terms;

5.1.3	no application to, or filing with, or consent, authorization or approval of, or license, permit, registration, declaration or exemption by, any governmental or public body or authority is required of Manitex in connection with the execution and performance of this Agreement;

5.1.4	the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in the breach of, or constitute a default under, the articles of incorporation or the by-laws of Manitex;

5.1.5	Manitex has not incurred any liability for any brokerage, finder’s or similar fees or commissions in connection with the transactions contemplated hereby, the payment of which could be validly claimed from BPER or any of its Affiliates;

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

5.1.6	the Manitex Shares to be issued pursuant to the terms of this Agreement, when issued transferred and delivered in accordance with the terms of this Agreement for the consideration set forth herein, will be duly and validly issued, fully paid and non-assessable, and shall be issued free and clear of any Encumbrances;

5.1.7	as of the Signing Date, there are 13,822,169 outstanding Manitex Shares and Manitex is not aware, to be best of its knowledge, of any other issuance of its shares and\or of any Reorganization to occur prior to the Effective Date;

5.1.8	Manitex represents, and BPER acknowledges, that the issuance of the Manitex Shares pursuant to the terms of this Agreement has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) because it is intended to be a non-public offering, exempted from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”);

5.1.9	Manitex represents, and BPER acknowledges, that any physical certificates representing the Manitex Shares, until such time as such Manitex Shares have been registered under the 1933 Act, shall bear a customary restrictive legend for privately issued, unregistered shares of Manitex common stock which states that the shares may not be sold unless they have been registered with the SEC or an exemption from such registration is available;

5.1.10	Manitex further represents that after BPER has held the Manitex Shares for a period of six months, BPER ought to be able to sell the Manitex Shares without restriction pursuant to Rule 144 under the 1933 Act, which provides that a holder of restricted securities issued by a SEC reporting company may sell such restricted securities without restriction after holding them for six months, provided that the holder is not an affiliate of the SEC reporting company and the SEC reporting company is current in its SEC filing requirements;

5.1.11

Manitex acknowledges that its participation in the transactions contemplated by this Agreement, including the issuance of the Manitex Shares by Manitex to BPER in accordance with the terms hereof, may involve tax consequences and that BPER has not

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

provided to Manitex any tax advice or information related thereto. Manitex acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of the issuance of the Manitex Shares;

5.1.12	Manitex has respected the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and has satisfied the “current public information” requirement set forth in Rule 144(c)(1).

5.2	Manitex shall indemnify and hold BPER harmless in respect of all losses or damages incurred or suffered by BPER as a result of any representations and warranties not being true and correct and/or the breach by Manitex of any covenants and/or obligations contained in this Agreement.

5.3	Manitex (i) shall use the BPER Debts to pay-in by way of set-off, for an equal amount, the Manitex Capital Increase; and (ii) shall not claim for the payment of the BPER Debts and/or accept payments and/or enforce them any way other than as provided in paragraph (i).

5.4	Manitex undertakes, until the date of the sale of the Manitex Shares by BPER (included) (i) to respect the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; and (ii) to satisfy the “current public information” requirement set forth in Rule 144(c)(1).

6.	CONDITIONS PRECEDENT

6.1	The assignment shall become effective subject to the occurrence, not later than 31 January 2015, of the following conditions precedent:

6.1.1	the competent court will have confirmed the Debt Restructuring Agreement pursuant to article 182-bis of the IBL (omologazione dell’accordo di ristrutturazione dei debiti);

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

6.1.2	the board of directors of PM will have confirmed in writing to Manitex that the decision of the court confirming the Debt Restructuring Agreement pursuant to article 182bis of the IBL has not been timely challenged under article 182bis, paragraph 5, of the IBL or, alternatively, that any challenge have been rejected by the competent court;

6.1.3	PM’s Extraordinary Shareholders’ Meeting will have approved the Capital Increases in accordance with the terms and conditions set out in Recital B;

6.1.4	the O&S Extraordinary Shareholders’ Meeting will have approved the O&S Capital Increase in accordance with the terms and conditions set out in Recital C;

6.1.5	the shareholders meeting of PM and O&S will have approved the respective financial statements as at 31 December 2013 with the same contents of the draft financial statements attached hereto as Annexes (C) and (D);

6.1.6	PM will have approved the audited consolidated financial statements of PM as at 31 December 2013 and the auditing company of PM will have released a clean opinion thereon except for possible qualifications in respect of PM’s going concern;

6.1.7	the auditing company of PM will have released a clean opinion on the consolidated financial statements of PM (excluding Pilosio and its subsidiaries), including (i) the statements of income, comprehensive income, cash flows and changes in equity for the three years ended respectively on 31 December 2011, 31 December 2012 and 31 December 2013 and (ii) the balance sheets for the two years ended on 31 December 2012 and 31 December 2013 (the “PM Group carve-out year-end consolidated financial statements”) except for possible qualifications in respect of PM’s going concern;

6.1.8	the Shareholders Capital Increase (offered in preemption to the current shareholders of PM) shall not have been subscribed in full within the deadline set by the resolution of the PM’s Extraordinary Shareholders Meeting;

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

6.1.9	the directors of PM and O&S currently in office will have handed in their resignations to take effect as of the date of execution of the Manitex Capital Increase;

6.1.10	the board of directors of PM and the board of directors of O&S will have convened the respective ordinary shareholders meeting on the date scheduled for the execution of the Manitex Capital increases for the purpose of electing new directors and statutory auditors (if any) in lieu of those leaving the office;

6.1.11	no order, injunction, judgment or decree issued by any governmental or judicial authority or other legal restraint or prohibition preventing the subscription for the Manitex Capital Increase will be in effect;

6.1.12	none of the following events, changes or circumstances shall have occurred prior to the Effective Date:

a. a disruption in the financial, banking, lending, debt or capital markets or in securities settlement or clearance services in the United States preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

b. suspension or material limitation in trading in securities in general preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

c. a Material Adverse Effect (Effetto Pregiudizievole Significativo) as defined in the Debt Restructuring Agreement, unless cured by the Effective Date;

6.1.13	Manitex and BPER will have entered into an assignment agreement for the transfer from BPER to Manitex of debts for an amount of Euro 5,000,000.00 (five million/00), against the payment of Euro 1,500,000.00 (one million five hundred thousand/00);

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

6.1.14	Manitex and BPER will have entered into (i) an assignment agreement, corresponding to this Agreement, for the transfer from BPER to Manitex of debts towards PM for an amount of Euro 8,750,000.00 (eight million seven hundred fifty thousand/00) against the issuance of 430,000 Manitex shares to BPER; and (ii) an assignment agreement for the transfer from BPER to Manitex of debts towards PM for an amount of Euro 10,000,000.00 (ten million/00), against the payment of Euro 1,500,000.00 (one million five hundred thousand/00).

6.2	Manitex and BPER may at any time jointly (and not severally) waive in whole or in part and conditionally or unconditionally the conditions set out in article 6.1 by written notice to the other parties.

6.3	If any of the conditions precedent under article 6.1 has not occurred or been waived on or prior to 31 January 2015, this Agreement shall be definitively without effect.

6.4	Without prejudice to the provisions under Clause 5.3, Manitex will become the owner of the BPER Debts when, on the Effective Date, the issuance of the Manitex Shares will be completed pursuant to Clause 4.

7.	CONDITIONS SUBSEQUENT

7.1	This Agreement shall terminate automatically and with retroactive effects pursuant to Article 1353 of the Italian Civil Code in the event that the Manitex Capital Increase has not been fully underwritten and paid in by Manitex by and no later than five days from the Effective Date.

8.	PM ACCEPTANCE

8.1	Manitex, pursuant to Articles 1264 and 1265 of the Italian Civil Code, shall notify the assignment with legal date of the BPER Debts provided for in this Agreement to PM or shall procure that PM accepts with legal date the assignment of the BPER Debts provided for in this Agreement.

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

9.	TAXES, COSTS AND EXPENSES

9.1	Manitex shall bear all the taxes, costs and expenses incurred in connection with the entering into, execution, or amendment of this Agreement other then advisory fees that shall be borne by each party.

10.	GOVERNING LAW AND JURISDICTION

10.1	This agreement is governed by and shall be construed in accordance with the laws of Italy, without prejudice to any mandatory provision under US law applicable to the issuance of the Manitex Shares.

10.2	The Courts of Milan shall have exclusive jurisdiction in respect of any dispute arising out of this agreement.

11.	ATTACHMENTS

Annex (A)         draft declaration of the US Lawyer;

Annex (B)         draft declaration of Manitex’s secretary

Annex (C)         draft financial statements of PM

Annex (D)         draft financial statements of O&S

- - - o 0 o - - -

We execute this letter in sign of acceptance of the debt assignment agreement against shares copied above.

Best regards

/s/ Andrew M. Rooke

Manitex International Inc.

Andrew Rooke

[President and COO]

Messrs.

Manitex International Inc.

9725 Industrial Drive,

Bridgeview, Illinois, USA

Modena (Italy), 21 July 2014

Re: BPER Debts Assignment from BPER to Manitex and Share Issuance by Manitex to BPER

Dear Sirs,

We refer to our previous conversations and we hereby propose you the following:

TRANSFER AGREEMENT OF BPER DEBTS AGAINST MANITEX SHARES

BETWEEN

Banca Popolare dell’Emilia Romagna S.C., with registered office in Modena, Via San Carlo n. 8/20 16, registered with the Register of Enterprises of Modena, Taxpayer’s Code and VAT No. 01153230360, duly represented by Emilio Cremonesi duly empowered (“BPER”);

AND

Manitex International Inc., a company established under the laws of Illinois (USA), with registered office in 9725 Industrial Drive, Bridgeview, Illinois (USA), duly represented by Andrew Rooke, president and chief operating officer authorized by the board of directors with resolution on 10 July 2014 (“Manitex”);

WHEREAS

(A) Pursuant to a loan agreement entered into on 30 January 2009 between, inter alios, BPER and PM Group S.p.A. (“PM”), BPER has granted and advanced to PM a loan for a maximum amount of Euro 76.500.000,00, secured by a mortgage and three pledges over shares of PM, Pilosio S.p.A. and Oil & Steel S.p.A. (as subsequently amended, even by the Debt Restructuring Agreement (as defined below)) (the “Loan Agreement”).

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(B)	On 10 June 2014 the board of directors of PM resolved to call in the extraordinary shareholders meeting of PM on 30 June 2014 in first call and 30 July 2014 in second call (hereinafter the “PM’s Extraordinary Shareholders’ Meeting”) to resolve on the following actions (hereinafter collectively the “Capital Increases”):

(i)	a capital increase in PM for Euro 10,000,000.00 (ten million/00), with a share premium equal to Euro 7,927,316.00 (seven million nine hundred twenty seven thousand three hundred sixteen /00) and a non-repayable contribution equal to Euro 26,572,684.00 (twenty six million five hundred seventy two thousand six hundred eighty four/00) to cover losses,—conditional upon full subscription thereof (inscindibile)—to be subscribed for by the current shareholders and paid-in in cash and/or by way of set-off of due claims of the shareholders against PM (hereinafter the “Shareholders Capital Increase”); or, alternatively

(ii)	a capital increase in PM for Euro 10,000,000.00 (ten million/00), with a share premium equal to Euro 7,927,316.00 (seven million nine hundred twenty seven thousand three hundred sixteen/00) and a non-repayable contribution equal to 26,572,648.00 (twenty six million five hundred seventy two thousand six hundred eighty four/00) to cover losses—conditional upon full subscription thereof (inscindibile)—to be subscribed for by Manitex and paid–in in cash and/or by way of set-off of due claims of Manitex against PM (hereinafter the “Manitex Capital Increase”).

(C)	On 10 June 2014 the board of directors of O&S (as defined below) resolved to call in the extraordinary shareholders meeting of O&S (as defined below) (hereinafter the “O&S Extraordinary Shareholders’ Meeting”) to resolve on a capital increase, divided into two tranches, one for Euro 1,000,000.00 (one million/00) with share premium of 2,500,996.00 (Two million five hundred thousand nine hundred ninety six/00) – conditional upon full subscription thereof (inscindibile)—and the second one, that can be subscribed also partially, for Euro 600,000.00 (six hundred thousand/00) in any case with a non-repayable contribution equal to 6,197,686.00 (Six million one hundred ninety seven thousand six hundred eighty six/00) to cover losses, to be paid-in in cash or by way of set-off of due claims of PM against O&S (hereinafter the “O&S Capital Increase”).

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(D)	On the date hereof, PM entered into with its banks a debt restructuring agreement (Accordo di Ristrutturazione) pursuant to Article 182-bis of the Italian Bankruptcy Law (as defined below) (the “Debt Restructuring Agreement”). The Debt Restructuring Agreement provides, inter alia, that BPER will assign without recourse to Manitex overdue debts under the Loan Agreement equal to Euro 8,750,000.00 (eight million seven hundred fifty thousand/00) arising from the Loan Agreement (the “BPER Debts”) against the issuance by Manitex to BPER of the Manitex Shares (as defined below).

(E)	On the date hereof, Manitex entered into an investment agreement with the majority shareholder of PM (the “Investment Agreement”) in respect of the subscription by Manitex for the Manitex Capital Increase.

(F)	On the date hereof, PM entered into with Polo Holdings S.à r.l. (“Polo Holdings”, a company 100% held by Columna Holdings Limited) a share purchase agreement (the “Pilosio Transfer Agreement”) in connection with the transfer of 100% of the equity interest in Pilosio (as defined below) and Polo Holdings paid Euro 1,000,000.00 (one million) into an escrow account.

(G)	BPER and Manitex intend hereby: (i) for BPER to assign the BPER Debts to Manitex; and (ii) for Manitex to issue the Manitex Shares (as defined below) to BPER, in each case, on the terms and conditions set out in this Agreement.

Now, therefore, it’s agreed as follows:

1.	DEFINITIONS and CONSTRUCTION

Recitals: The recitals of this Agreement are an integral and essential part thereof, with the value and force of covenants between the Parties.

Headings: The headings of the clauses and sub-clauses of this Agreement are for ease of reference only and shall not affect the interpretation of this Agreement.

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Recitals and Clauses: Any reference in this Agreement to a “Recital” or a “Clause” shall be a reference to a recital or a clause of this Agreement, unless the contrary is indicated.

Laws, Regulations, Contracts and Documents: Any reference in this Agreement to a law, a regulation, a contract or a document shall be a reference to such law, regulation, contract or document as amended from time to time (and including after the date of this Agreement), unless the contrary is expressly indicated or anyway required by the context.

Definitions: In this Agreement, the following capitalised terms shall have the following meanings:

“Affiliate” means—with respect to any person an individual—corporation, partnership, firm, association, unincorporated organization or other entity directly or indirectly controlling, controlled by or under common control with such person.

“Agreement” means this debt assignment and share transfer agreement.

“Capital Increases” has the meaning ascribed thereto in Recital B.

“Civil Code” means the Italian civil code, as approved by the Royal Decree dated 16 March 1942, No. 262, as subsequently amended.

“Debt Restructuring Agreement” has the meaning ascribed thereto in Recital D.

“Effective Date” means the date on which all the conditions precedent set forth in Clause 6 have occurred or have been waived pursuant to Clause 6.2.

“Encumbrance” means any lien, pledge, charge, encumbrance or other security interest (or an agreement or commitment to create any of them), legal proceeding (such as seizure), easement, license, claim, other rights in-rem, including option rights, pre-emption rights, rights of first refusal or veto rights, restriction on title, rights under forward or preliminary sales, transfer or exercise of any other attribute of ownership or other restriction or limitation of any kind whatsoever.

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“Investment Agreement” has the meaning ascribed thereto in Recital E.

“Italian Bankruptcy Law” or “IBR” means the Italian bankruptcy law set out by Regio Decreto 16 marzo 1942, n. 267 as subsequently amended.

“Manitex Capital Increase” has the meaning ascribed thereto in Recital B.

“Manitex Shares” means (i) n. 430,000 ordinary shares of common stock of Manitex, representing, at the date hereof, about 3% of Manitex outstanding share capital or (ii) in the event that a Reorganization occurs between the Signing Date and the Effective Date, the shares of Manitex (or any successor thereof) that are, equivalent to the stock exchange value of the Manitex Shares on the Signing Date.

“O&S” means Oil&Steel s.p.a. with registered office at 22 Via Verdi, San Ceario sul Panaro (MO), a company 100% owned by PM.

“O&S Capital Increase” has the meaning ascribed thereto in Recital C.

“O&S Extraordinary Shareholders’ Meeting” has the meaning ascribed thereto in Recital C.

“Pilosio” means Pilosio S.p.A. with registered office at Via Fermi 45, Tavagnacco (UD).

“Pilosio Transfer Agreement” has the meaning ascribed thereto in Recital F.

“PM’s Extraordinary Shareholders’ Meeting” has the meaning ascribed thereto in Recital B.

“Reorganization” means any non-ordinary course change, modification, replacement or transformation (including, without limitation, by effect of a merger, a de-merger, a transformation, a spin-off, a capital decrease (voluntary or compulsory), winding up or a capital increase of Manitex, a cancellation, splitting, regrouping, or replacement of the Manitex Shares with new shares or quotas) of (i) the Manitex Shares; (ii) of rights relating to the Manitex Shares; and/or (iii) of Manitex. The changes, modifications, replacements or transformations under points (i), (ii) and (iii) above may be cumulative and/or repetitive and/or associated.

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“Shareholders Capital Increase” has the meaning ascribed thereto in Recital B.

“Signing Date” means the date on which this Agreement has been subscribed by all the Parties.

“BPER Debts” has the meaning ascribed thereto in Recital D.

2.	ASSIGNMENT

2.1	Subject to the conditions precedent set out in Clause 6 below and to the completion of the issuance and delivery of the Manitex Shares by Manitex to BPER pursuant to Clause 4, BPER hereby assigns to Manitex, which purchases, with effect as of the Effective Date, the BPER Debts.

2.2	Manitex undertakes to communicate to PM, Polo Holdings S.à.r.l. and to the Agent (as defined in the Debt Restructuring Agreement) that the assignment of the BPER Debts has been perfected within the day following to the day on which such assignment has been actually perfected.

2.3	The BPER Debts are assigned as unsecured monetary claims and, for the sake of clarity, all the relevant guaranties (mortgage and pledges) shall not be transferred to Manitex.

2.4	The transfer of the BPER Debts is made pro soluto (without recourse), it being understood that BPER does not give any representation and warranty on the solvency or the performance by PM or of its guarantors for any title of its payment obligations.

2.5	Manitex shall have the right to designate a person to become a party to this Agreement provided that such designation is made in compliance with the following provisions:

(a) such designation will be made in writing and sent together with the written acceptance of the person so designated by the Effective Date;

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(b) such person will be an Affiliate of Manitex incorporated in Europe or the United Kingdom;

(c) Manitex will be jointly liable with the designated person without any condition of prior enforcement against the designated person (senza beneficio dell’escussione del terzo) for the correct execution of the transactions contemplated in this Agreement and such joint liability will be confirmed in the notice under paragraph (a) above.

3.	REPRESENTATIONS AND WARRANTIES OF BPER

3.1	BPER hereby makes the following representations and warranties to Manitex, each of which shall be true and correct also on the Effective Date:

3.1.1	BPER is a bank duly incorporated, validly existing and in good standing under the laws of Italy;

3.1.2	all corporate acts and other proceedings required to be taken by or on behalf of BPER to authorize BPER to enter into and to carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by BPER and constitutes the valid and binding obligation of BPER enforceable against BPER in accordance with its terms;

3.1.3	no application to, or filing with, or consent, authorization or approval of, or license, permit, registration, declaration or exemption by, any governmental or public body or authority is required of BPER under Italian law in connection with the execution and performance of this Agreement;

3.1.4	the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in the breach of, or constitute a default under, the articles of incorporation or the by-laws of BPER or the Loan Agreement;

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3.1.5	BPER is the exclusive owner of the BPER Debts that are clear and free from any Encumbrance and BPER has the full right, power and authority to sell, assign, transfer and deliver the BPER Debts in accordance with the terms of this Agreement, also due to the consent, given by the Company and by BPER pursuant to the Debt Restructuring Agreement, to the assignment hereof;

3.1.6	on the Effective Date, the BPER Debts will be freely transferable under the Loan Agreement, also due to the consent, given by the Company and by BPER pursuant to the Debt Restructuring Agreement and to the assignment hereof;

3.1.7	the BPER Debts are valid and existing pursuant to article 1266 of the Civil Code and, pursuant to Paragraph 5.1.2 of the Debt Restructuring Agreement will be due and payable on the Effective Date, including without limitation the BPER Debts which are not yet due and payable on the date hereof;

3.1.8	the principal amount of the BPER Debts on the date hereof is and will be on the Effective Date equal to Euro 8,750,000.00 (eight million seven hundred fifty thousand/00);

3.1.9	the Loan Agreement is valid and enforceable and neither the BPER Debts nor the Loan Agreement are subject to any objection, action or claim of whatever nature by PM and/or any dispute, legal proceedings, arbitration or legal action pending, imminent or threatened by PM or any third party;

3.1.10	BPER has correctly, completely and diligently kept and shall correctly, completely and diligently keep until the Effective Date the books, records, data and documents regarding the BPER Debts in compliance with all requirements of applicable Italian laws and regulations;

3.1.11	the transactions described in this Agreement, including BPER’s payment for, and BPER’s continued beneficial ownership of, the Manitex Shares will not violate any applicable Italian laws;

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3.1.12	BPER has not incurred any liability for any brokerage, finder’s or similar fees or commissions in connection with the transactions contemplated hereby, the payment of which could be validly claimed from Manitex or any of its Affiliates;

3.1.13	BPER acknowledges that its participation in the transactions contemplated by this Agreement, including the issuance of the Manitex Shares by Manitex to BPER in accordance with the terms hereof, may involve tax consequences and that Manitex has not provided to BPER any tax advice or information related thereto. BPER acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Manitex Shares.

3.2	BPER shall indemnify and hold Manitex harmless in respect of all losses or damages incurred or suffered by Manitex as a result of any representations and warranties not being true and correct and/or the breach by BPER of any covenants and/or obligations contained in this Agreement.

4.	MANITEX SHARES ISSUANCE

4.1	Subject to the terms and conditions hereof, on the Effective Date, Manitex shall (i) issue Manitex Shares to BPER and shall duly and validly deliver to BPER the relevant share certificates in a manner legally sufficient to transfer to BPER full title to the Manitex Shares, free and clear of any Encumbrances; and (ii) execute and deliver, or cause to be executed and delivered, such transfer or other instruments or documents as may be necessary, under applicable law, to transfer to BPER full title to the Manitex Shares, free and clear of any Encumbrances and to otherwise properly effect the purposes of this Agreement; (iii) deliver a declaration from a US lawyer with a translation in Italian attached thereto in the form as per Annex (A); (iv) deliver the declaration of the secretary of Manitex confirming the occurrence of the correct issuance and registration of the Manitex Shares to BPER in the form as per Annex (B).

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5.	REPRESENTATIONS AND WARRANTIES AND OTHER UNDERTAKINGS REGARDING THE MANITEX SHARES

5.1	Manitex hereby makes the following representations and warranties to BPER, each of which shall be true and correct also on the Effective Date:

5.1.1	Manitex is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

5.1.2	all corporate acts and other proceedings required to be taken by or on behalf of Manitex to authorize Manitex to enter into and to carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by Manitex and constitutes the valid and binding obligation of Manitex enforceable against Manitex in accordance with its terms;

5.1.3	no application to, or filing with, or consent, authorization or approval of, or license, permit, registration, declaration or exemption by, any governmental or public body or authority is required of Manitex in connection with the execution and performance of this Agreement;

5.1.4	the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in the breach of, or constitute a default under, the articles of incorporation or the by-laws of Manitex;

5.1.5	Manitex has not incurred any liability for any brokerage, finder’s or similar fees or commissions in connection with the transactions contemplated hereby, the payment of which could be validly claimed from BPER or any of its Affiliates;

5.1.6	the Manitex Shares to be issued pursuant to the terms of this Agreement, when issued transferred and delivered in accordance with the terms of this Agreement for the consideration set forth herein, will be duly and validly issued, fully paid and non-assessable, and shall be issued free and clear of any Encumbrances;

5.1.7	as of the Signing Date, there are 13,822,169 outstanding Manitex Shares and Manitex is not aware, to be best of its knowledge, of any other issuance of its shares and\or of any Reorganization to occur prior to the Effective Date;

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5.1.8	Manitex represents, and BPER acknowledges, that the issuance of the Manitex Shares pursuant to the terms of this Agreement has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) because it is intended to be a non-public offering, exempted from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”);

5.1.9	Manitex represents, and BPER acknowledges, that any physical certificates representing the Manitex Shares, until such time as such Manitex Shares have been registered under the 1933 Act, shall bear a customary restrictive legend for privately issued, unregistered shares of Manitex common stock which states that the shares may not be sold unless they have been registered with the SEC or an exemption from such registration is available;

5.1.10	Manitex further represents that after BPER has held the Manitex Shares for a period of six months, BPER ought to be able to sell the Manitex Shares without restriction pursuant to Rule 144 under the 1933 Act, which provides that a holder of restricted securities issued by a SEC reporting company may sell such restricted securities without restriction after holding them for six months, provided that the holder is not an affiliate of the SEC reporting company and the SEC reporting company is current in its SEC filing requirements;

5.1.11	Manitex acknowledges that its participation in the transactions contemplated by this Agreement, including the issuance of the Manitex Shares by Manitex to BPER in accordance with the terms hereof, may involve tax consequences and that BPER has not provided to Manitex any tax advice or information related thereto. Manitex acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of the issuance of the Manitex Shares;

5.1.12	Manitex has respected the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and has satisfied the “current public information” requirement set forth in Rule 144(c)(1).

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5.2	Manitex shall indemnify and hold BPER harmless in respect of all losses or damages incurred or suffered by BPER as a result of any representations and warranties not being true and correct and/or the breach by Manitex of any covenants and/or obligations contained in this Agreement.

5.3	Manitex (i) shall use the BPER Debts to pay-in by way of set-off, for an equal amount, the Manitex Capital Increase; and (ii) shall not claim for the payment of the BPER Debts and/or accept payments and/or enforce them any way other than as provided in paragraph (i).

5.4	Manitex undertakes, until the date of the sale of the Manitex Shares by BPER (included) (i) to respect the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; and (ii) to satisfy the “current public information” requirement set forth in Rule 144(c)(1).

6.	CONDITIONS PRECEDENT

6.1	The assignment shall become effective subject to the occurrence, not later than 31 January 2015, of the following conditions precedent:

6.1.1	the competent court will have confirmed the Debt Restructuring Agreement pursuant to article 182-bis of the IBL (omologazione dell’accordo di ristrutturazione dei debiti);

6.1.2	the board of directors of PM will have confirmed in writing to Manitex that the decision of the court confirming the Debt Restructuring Agreement pursuant to article 182bis of the IBL has not been timely challenged under article 182bis, paragraph 5, of the IBL or, alternatively, that any challenge have been rejected by the competent court;

6.1.3	PM’s Extraordinary Shareholders’ Meeting will have approved the Capital Increases in accordance with the terms and conditions set out in Recital B;

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6.1.4	the O&S Extraordinary Shareholders’ Meeting will have approved the O&S Capital Increase in accordance with the terms and conditions set out in Recital C;

6.1.5	the shareholders meeting of PM and O&S will have approved the respective financial statements as at 31 December 2013 with the same contents of the draft financial statements attached hereto as Annexes (C) and (D);

6.1.6	PM will have approved the audited consolidated financial statements of PM as at 31 December 2013 and the auditing company of PM will have released a clean opinion thereon except for possible qualifications in respect of PM’s going concern;

6.1.7	the auditing company of PM will have released a clean opinion on the consolidated financial statements of PM (excluding Pilosio and its subsidiaries), including (i) the statements of income, comprehensive income, cash flows and changes in equity for the three years ended respectively on 31 December 2011, 31 December 2012 and 31 December 2013 and (ii) the balance sheets for the two years ended on 31 December 2012 and 31 December 2013 (the “PM Group carve-out year-end consolidated financial statements”) except for possible qualifications in respect of PM’s going concern;

6.1.8	the Shareholders Capital Increase (offered in preemption to the current shareholders of PM) shall not have been subscribed in full within the deadline set by the resolution of the PM’s Extraordinary Shareholders Meeting;

6.1.9	the directors of PM and O&S currently in office will have handed in their resignations to take effect as of the date of execution of the Manitex Capital Increase;

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6.1.10	the board of directors of PM and the board of directors of O&S will have convened the respective ordinary shareholders meeting on the date scheduled for the execution of the Manitex Capital increases for the purpose of electing new directors and statutory auditors (if any) in lieu of those leaving the office;

6.1.11	no order, injunction, judgment or decree issued by any governmental or judicial authority or other legal restraint or prohibition preventing the subscription for the Manitex Capital Increase will be in effect;

6.1.12	none of the following events, changes or circumstances shall have occurred prior to the Effective Date:

a. a disruption in the financial, banking, lending, debt or capital markets or in securities settlement or clearance services in the United States preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

b. suspension or material limitation in trading in securities in general preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

c. a Material Adverse Effect (Effetto Pregiudizievole Significativo) as defined in the Debt Restructuring Agreement, unless cured by the Effective Date;

6.1.13	Manitex and BPER will have entered into an assignment agreement for the transfer from BPER to Manitex of debts for an amount of Euro 5,000,000.00 (five million/00), against the payment of Euro 1,500,000.00 (one million five hundred thousand/00);

6.1.14	Manitex and UC will have entered into (i) an assignment agreement, corresponding to this Agreement, for the transfer from UC to Manitex of debts towards PM for an amount of Euro 8,750,000.00 (eight million seven hundred fifty thousand/00) against the issuance of 430,000 Manitex shares to UC; and (ii) an assignment agreement for the transfer from UC to Manitex of debts towards PM for an amount of Euro 10,000,000.00 (ten million/00), against the payment of Euro 1,500,000.00 (one million five hundred thousand/00).

6.2	Manitex and BPER may at any time jointly (and not severally) waive in whole or in part and conditionally or unconditionally the conditions set out in article 6.1 by written notice to the other parties.

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6.3	If any of the conditions precedent under article 6.1 has not occurred or been waived on or prior to 31 January 2015, this Agreement shall be definitively without effect.

6.4	Without prejudice to the provisions under Clause 5.3, Manitex will become the owner of the BPER Debts when, on the Effective Date, the issuance of the Manitex Shares will be completed pursuant to Clause 4.

7.	CONDITIONS SUBSEQUENT

7.1	This Agreement shall terminate automatically and with retroactive effects pursuant to Article 1353 of the Italian Civil Code in the event that the Manitex Capital Increase has not been fully underwritten and paid in by Manitex by and no later than five days from the Effective Date.

8.	PM ACCEPTANCE

8.1	Manitex, pursuant to Articles 1264 and 1265 of the Italian Civil Code, shall notify the assignment with legal date of the BPER Debts provided for in this Agreement to PM or shall procure that PM accepts with legal date the assignment of the BPER Debts provided for in this Agreement.

9.	TAXES, COSTS AND EXPENSES

9.1	Manitex shall bear all the taxes, costs and expenses incurred in connection with the entering into, execution, or amendment of this Agreement other than advisory fees that shall be borne by each party.

10.	GOVERNING LAW AND JURISDICTION

10.1	This agreement is governed by and shall be construed in accordance with the laws of Italy, without prejudice to any mandatory provision under US law applicable to the issuance of the Manitex Shares.

10.2	The Courts of Milan shall have exclusive jurisdiction in respect of any dispute arising out of this agreement.

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11.	ATTACHMENTS

Annex (A)         draft declaration of the US Lawyer;

Annex (B)         draft declaration of Manitex’s secretary

Annex (C)         draft financial statements of PM

Annex (D)         draft financial statements of O&S

# # #

If you agree with this proposal, please return to us this letter duly signed by way of acceptance thereof.

Kind regards,

/s/ Emilio Cremonesi

Banca Popolare dell’Emilia Romagna S.C.

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